                       OFFICE OF THE UNITED STATES TRUSTEE

In re:
 The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION INTERIM STATEMENT

                                       Page 1 of 3
       Statement Number:      18
    For the Period FROM:    4/1/2003
                     TO:   4/30/2003

CASH ACTIVITY ANALYSIS (Cash Basis Only)                    Collateral      Concentration
                                                             Account           Account
                                                             -------           -------
Balance before Statement #1                               $   268,333.21         65,956.21
A.  Total Receipts per all Prior Interim Statements         3,621,060.79      2,448,666.40
B.  Less:  Total Disbursements per all Prior Statements     2,407,912.51      2,475,822.28

C.  Beginning Balance                                     $ 1,481,481.49         38,800.33
D.  Receipts during Current Period
      Description

      4/3/2003       Wire Transfer                                               30,000.00
     4/16/2003       Wire Transfer                                               30,000.00
     4/24/2003       BL Distribution                           84,301.66
     4/29/2003       Wire Transfer                                               60,000.00
     4/30/2003       BL Distribution                           82,950.00
     4/30/2003       interest                                   1,006.51














      TOTAL RECEIPTS THIS PERIOD                              168,258.17        120,000.00                --                --
E.  Balance Available (C plus D)                          $ 1,649,739.66        158,800.33    $           --    $           --

   DEBTOR IN POSSESSION INTERIM STATEMENT NO: 18                Page 2 of 3

F.  Less:  Disbursements during Current Period:

  Date     Check No.       Payee/Purpose
  ----     ---------       -------------
4/2/2003   37631  Bonded Services, Inc                                             6269.20
4/2/2003   37632  Cash                                                              200.00
4/2/2003   37633  Robert W Goldsmith                                               1565.00
4/2/2003   37634  William Liebell                                                  1937.50
4/2/2003   37635  Qwest Communications                                               41.31
4/2/2003          ADP Taxes                                                        8085.65
4/3/2003          Wire Transfer                           $    30,000.00
4/3/2003   7967   Payroll                                                           978.07
4/3/2003   7968   Payroll                                                          7504.94
4/3/2003   7969   Payroll                                                          1253.76
4/3/2003   7970   Payroll                                                          2276.24
4/4/2003          ADP  Fees                                                         148.56
4/9/2003   37636  Doniger & Fetter                                                 2369.53
4/9/2003   37637  Federal Express                                                    62.16
4/9/2003   37638  Robert W Goldsmith                                               1465.00
4/9/2003   37639  William Liebell                                                   762.50
4/9/2003   37640  Marathon Services, Inc                                            259.80
4/9/2003   37641  Pacific Bell                                                       43.45
4/9/2003   37642  Recall                                                            608.40
4/9/2003   37643  Zerolag Communications, Inc                                       100.00
4/11/2003         ADP Fees                                                           86.24
4/16/2003         Wire Transfer                           $    30,000.00
4/16/2003         ADP Taxes                                                        9313.73
4/16/2003  37644  Blue Shield of California                                         316.00
4/16/2003  37645  Robert W Goldsmith                                               1435.00
4/16/2003  37646  Health Net                                                       2213.02
4/16/2003  37647  Hodes Parking                                                     360.00
4/16/2003  37648  William Liebell                                                  1887.50
4/16/2003  37649  Property Management Associates, I                                2000.00
4/16/2003  37650  Cash                                                              200.00
4/17/2003  7971   Payroll                                                           978.09
4/17/2003  7972   Payroll                                                          7564.62
4/17/2003  7973   Payroll                                                          1253.77
4/17/2003  7974   Payroll                                                          2276.24
4/17/2003  7975   Payroll                                                           978.08
4/17/2003  7976   Payroll                                                          1253.76
4/17/2003  7977   Payroll                                                          2276.23
4/18/2003         ADP Fees                                                           53.72
4/25/2003         ADP Fees                                                          181.60
4/29/2003         Wire Transfer                           $    60,000.00







      TOTAL DISBURSEMENTS THIS PERIOD:                        120,000.00         70,558.67                --                --
G.  Ending Balance (E less F)                             $ 1,529,739.66         88,241.66    $           --    $           --

   DEBTOR IN POSSESSION INTERIM STATEMENT NO: 18                Page 3 of 3


H. (1)  Collateral Account:
      a)  Depository Name and Location:   Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
      b)  Account Number:                     323221556
   (2)  Concentration Account:
      a)  Depository Name and Location:   Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
      b)  Account Number:                     1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account    1891215236    $      1,000.00
Bank of Scotland - Pinocchio               3549485        1,297,452.36    Pound Sterling Time Deposit
Bank of Scotland - Basil                   3626816           76,649.44    Pound Sterling Time Deposit (KL' s interest is 50%)
Allied Pinocchio                          10747301              920.11    Pound Sterling
Freeway\Kushner-Locke                    323-509487    $        255.95
Edge Entertainment                       1891152710    $        444.92
European Films LTD                       1890563818    $      7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation             60-066-930      $   17,724.61
    KL\7 Venture                 1890-69-6360    $    9,324.06
    Denial Venture               1890-69-6501    $   42,102.73
    Cracker LLC                  1891-04-1665    $    1,000.00
    Swing                        323-518095      $    6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                /s/ Alice Neuhauser
                                                --------------------
                                                Debtor in Possession